UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2006

0-13063

(Commission File Number)

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of Incorporation)	(IRS Employer
Identification Number)

750 Lexington Avenue, New York, New York 10022
(Address of registrant’s principal executive office)

(212) 754-2233
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on a Form 8-K filed on April 26, 2006, Scientific Games Corporation (the “Company” or “Scientific Games”) and certain of its subsidiaries completed the acquisition of Global Draw Limited and certain related companies. In such transaction, Scientific Games International Holdings Limited acquired the entire share capital of Neomi Associates Inc, of which Global Draw Limited is a 100% owned subsidiary, and Scientific Games Beteiligungsgesellschaft GmbH acquired the entire share capital of Research and Development GmbH. Pursuant to Item 9.01(a)(4), audited consolidated financial statements of Neomi Associates Inc, audited financial statements of Research and Development GmbH, and related unaudited pro forma financial information are being filed by this Amendment.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The following historical audited consolidated financial statements of Neomi Associates Inc and notes thereto, for the year ended March 31, 2006, are attached as Exhibit 99.1 hereto and incorporated herein by reference.

Report of Independent Auditors

Consolidated Profit and Loss Account for the year ended March 31, 2006

Consolidated Balance Sheet as of March 31, 2006

Consolidated Statement of Cash Flows for the year ended March 31, 2006

Notes to Consolidated Financial Statements

The following historical audited financial statements of Research and Development GmbH and notes thereto, for the year ended December 31, 2005, are attached as Exhibit 99.2 hereto and incorporated herein by reference.

Report of Independent Auditors

Balance Sheet as of December 31, 2005

Profit and Loss Statement for the year ended December 31, 2005

Statement of Cash Flows for the year ended December 31, 2005

Statement of Changes in Stockholder’s Equity for the year ended December 31, 2005

Notes to Financial Statements

(b)           Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.3 hereto and incorporated herein by reference. Such information is subject to revision, which could have a significant impact on total assets, total liabilities and stockholders’ equity, depreciation and amortization, interest expense and income taxes.

Pro Forma Combined Statement of Income for the year ended December 31, 2005

Pro Forma Combined Balance Sheet as of December 31, 2005

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of EC Brown & Batts, Independent Public Accounting Firm.

23.2	Consent of Auditor Treuhand GmbH, Independent Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Neomi Associates Inc as of and for the fiscal year ended March 31, 2006 and Report of Independent Accountants thereon.

99.2	Audited Financial Statements of Research and Development GmbH as of and for the fiscal year ended December 31, 2005 and Report of Independent Accountants thereon.

99.3	Unaudited Pro Forma Combined Financial Information of Scientific Games Corporation and its subsidiaries as and for the fiscal year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ DeWayne E. Laird
Name: DeWayne E. Laird
Title: Vice President and Chief Financial Officer

Date: July 3, 2006

Exhibit Index

Exhibit No.	Description
23.1	Consent of EC Brown & Batts, Independent Public Accounting Firm.

23.2	Consent of Auditor Treuhand GmbH, Independent Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Neomi Associates Inc as of and for the fiscal year ended March 31, 2006 and Report of Independent Accountants thereon.

99.2	Audited Financial Statements of Research and Development GmbH as of and for the fiscal year ended December 31, 2005 and Report of Independent Accountants thereon.

99.3	Unaudited Pro Forma Combined Financial Information of Scientific Games Corporation and its subsidiaries as of and for the fiscal year ended December 31, 2005.